Exhibit 32.2

CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Eco Building Products, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof, I, Randall Smith, Chief Financial Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. Such Annual Report on Form 10-K for the fiscal year ended June 30, 2015, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Annual Report on Form 10-K for the fiscal year ended June 30, 2015, fairly presents, in all material respects, the financial condition and results of operations of Eco Building Products, Inc.

Date: November 9, 2015

/s/ Randall Smith
Randall Smith
(Principal Financial Officer)